UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

July 14, 2006

Date of Report (date of earliest event reported)

CARRIER ACCESS CORPORATION

(Exact name of Registrant as specified in its charter)

State of Delaware	000-24597	84-1208770
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5395 Pearl Parkway

Boulder, Colorado 80301

(Address of principal executive offices)

(303) 442-5455

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Explanatory Note

Carrier Access Corporation (the “Company”) is filing this Amendment No. 1 on Form 8-K/A to amend the Company’s Form 8-K, originally filed with the Securities and Exchange Commission on July 20, 2006 (the “Original Filing”), to disclose the subsequent appointment of General (USAF, retired) Lance W. Lord to the Audit Committee, the Compensation Committee and the Governance and Nominating Committee of the Company’s Board of Directors. General Lord’s initial appointment to the Company’s Board of Directors was disclosed in the Original Filing. [At the time of the Original Filing, the Company’s Board of Directors had not determined to which committees, if any, General Lord would be appointed.] The disclosure under Item 5.02 of the Original Filing is hereby replaced in its entirety by the disclosure under Item 5.02 of this Amendment No. 1.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 14, 2006, General (USAF, retired) Lance W. Lord, was elected to serve on the Board of Directors (the “Board”) of Carrier Access Corporation (the “Company”), with his term as a director to commence immediately. On June 5, 2007, General Lord was appointed as a member of the Audit Committee, the Compensation Committee and the Governance and Nominating Committee of the Company’s Board of Directors.

General Lord is not a party to any arrangement or understanding pursuant to which he was selected as a director, nor is General Lord a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the press release issued by the Company announcing General Lord’s election to the Board is furnished herewith as Exhibit 99.1.

On July 14, 2006, to accommodate General Lord’s election to the Board, the Board passed a resolution pursuant to Section 1 of Article III of the Company’s Bylaws to increase the size of the Board from six to seven members.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1*	Press Release, dated July 20, 2006, entitled “Four-Star General (USAF, retired) Lance Lord joins Carrier Access Board of Directors. Carrier Access Increases Board of Directors to Seven.”

*	Previous filed with the SEC as an exhibit to the Company’s Current Report on Form 8-K, filed on July 20, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIER ACCESS CORPORATION

Date: June 15, 2007	By:	/s/ GARY GATCHELL
Gary Gatchell
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1*	Press Release, dated July 20, 2006, entitled “Four-Star General (USAF, retired) Lance Lord joins Carrier Access Board of Directors. Carrier Access Increases Board of Directors to Seven.”

*	Previous filed with the SEC as an exhibit to the Company’s Current Report on Form 8-K, filed on July 20, 2006.